                                                                     Exhibit 10

                                 AMENDMENT NO. 1
                                 ---------------
                               TO CREDIT AGREEMENT
                               -------------------


         This Amendment dated as of November 24, 1997 (this "Amendment"), is entered into by and among UnionTools, Inc., a Delaware corporation ("Borrower"), Heller Financial, Inc., a Delaware corporation, in its capacity as Agent ("Agent"), and each of the Lenders under the Credit Agreement (as defined below), with reference to the following facts:


                                    RECITALS
                                    --------

         A. Lenders are extending various secured financial accommodations to Borrower upon the terms of that certain Amended and Restated Credit Agreement dated as of May 20, 1997 among Borrower, Agent and Lenders (the "Credit Agreement").

         B. Borrower, Agent and Lenders desire to amend the Credit Agreement upon the terms and conditions set forth herein.

                                    AGREEMENT
                                    ---------

         NOW THEREFORE, in consideration of the foregoing and for the other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by each party hereto, Borrower, Agent and Lenders hereby agree as follows:

         1. Defined Terms. Unless otherwise specified herein, any capitalized terms defined in the Credit Agreement shall have the same respective meanings as used herein.

         2. Interest Rate Adjustment Date. With respect to the definitions of "Base Rate Margin" and "LIBOR Margin" in subsection 1.2 of the Credit Agreement, the Base Rate Margin and the LIBOR Margin shall be adjusted based upon the pricing table set forth therein on December 1, 1997 and on each subsequent first Business Day of a calendar quarter after Agent has received a new Compliance Certificate delivered by Borrower pursuant to subsection 4.10(c) thereof. Accordingly, December 1, 1997 and each such first Business Day shall be deemed an "Adjustment Date".

         3. Restricted Junior Payments. With respect to clause (ii) of subsection 3.5(C) of the Credit Agreement, and without affecting the other restrictions and requirements of such subsection, up to $750,000 in the aggregate of the payments and distributions made by Borrower to Holdings pursuant to such subsection may be used for the expenditures relating to the sale of McGuire - Nichols Company, Inc. and VSI Fasteners, Inc.

         4. Total Interest Coverage. With respect to subsection 4.5 of the Credit Agreement, Borrower shall not permit Total Interest Coverage to be less than 3.0:1 during the ten (10) months ended October 31, 1997, and during each twelve (12) month period ending on the last day of any fiscal quarter thereafter. In calculating Total Interest Coverage, the Operating Cash Flow of any acquired Target during the subject period shall be included.

         5. Financial Statements. With respect to subsection 4.10(A) of the Credit Agreement, Borrower shall deliver the financial statements and schedules set forth therein on a fiscal quarter basis, as soon as available and in any event within thirty (30) days after the end of each fiscal quarter.

         6. Representations and Warranties. Borrower reaffirms that the representations and warranties made to Agent or Lenders in the Credit Agreement and other Loan Documents are true and correct in all material respects as of the date of this Amendment as though made as of such date and after giving effect to this Amendment. In addition, Borrower makes the following representations and warranties to Agent and Lenders, which shall survive the execution of this
Amendment:

                  a. The execution, delivery and performance of this Amendment are within Borrower's powers, have been duly authorized by all necessary actions, have received all necessary governmental approvals, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

                  b. This Amendment is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally.

                  c. No event has occurred and is continuing, or would result from the execution, delivery and/or performance of this Amendment, which constitutes a Default or Event of Default under the Credit Agreement or any other of the Loan Documents, or would constitute such a Default or Event of Default but for the requirement that notice be given or time elapse or both, after giving effect to this Amendment.

         7. Continuing Effect of Loan Documents. To the extent of any inconsistencies between the terms of this Amendment and the Credit Agreement, this Amendment shall govern. In all other respects, the Credit Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         8. References. Upon the effectiveness of this Amendment, each reference in any Loan Document to "the Agreement", "hereunder," "herein," "hereof," or of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         9. Governing Laws. This Amendment, upon becoming effective, shall be deemed to be a contract made under, governed by, and subject to, and shall be construed in accordance with, the internal laws of the State of Illinois.

         10. Effectiveness. This Amendment shall become effective upon its due execution and delivery by the parties hereto and the due execution and delivery of the following Consent of Guarantor to Agent.

         11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Amendment as of the date first set forth above, to become effective in the manner set forth above.

                                       UNIONTOOLS, INC.

                                       By:     /s/ Steve Kasprisin
                                           --------------------------------
                                       Name:   Steve Kasprisin
                                             ------------------------------
                                       Title:  Vice President
                                              -----------------------------


                                       HELLER FINANCIAL, INC., as Agent

                                       By:     /s/ Joseph F. Romic
                                           --------------------------------
                                       Name:   Joseph F. Romic
                                             ------------------------------
                                       Title:  Vice President
                                              -----------------------------


                                       HELLER FINANCIAL, INC., as a Lender

                                       By:     /s/ Joseph F. Romic
                                           --------------------------------
                                       Name:   Joseph F. Romic
                                             ------------------------------
                                       Title:  Vice President
                                              -----------------------------


                                       SANWA BUSINESS CREDIT CORPORATION,
                                       as a Lender

                                       By:     /s/ Lawrence J. Placek
                                           --------------------------------
                                       Name:   Lawrence J. Placek
                                             ------------------------------
                                       Title:  Vice President
                                              -----------------------------

                                       FLEET CAPITAL CORPORATION, as a Lender

                                       By:     /s/ Lisa Frederick
                                           --------------------------------
                                       Name:   Lisa Frederick
                                             ------------------------------
                                       Title:  Vice President
                                              -----------------------------


                                       PNC BANK, OHIO, NATIONAL
                                       ASSOCIATION, as a Lender

                                       By:     /s/ Warren F. Webber
                                           --------------------------------
                                       Name:   Warren F. Webber
                                             ------------------------------
                                       Title:  Vice President
                                              -----------------------------


                                       BANKBOSTON, N.A., as a Lender

                                       By:     /s/ Gregory R. D. Clark
                                           --------------------------------
                                       Name:   Gregory R. D. Clark
                                             ------------------------------
                                       Title:  Managing Director
                                              -----------------------------


                                       STAR BANK, N.A., as a Lender

                                       By:     /s/ Derek S. Rovdebush
                                           --------------------------------
                                       Name:   Derek S. Rovdebush
                                             ------------------------------
                                       Title:  Asst. Vice President
                                              -----------------------------

                              CONSENT OF GUARANTOR
                              --------------------


         The undersigned, as guarantor of the Obligations of Borrower to Agent and Lenders pursuant to that certain Guaranty dated as of December 27, 1996 (the "Guaranty") hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 and acknowledges, consents and agrees that (i) the Guaranty remains in full force and effect and is hereby reaffirmed, and (ii) the execution and delivery of the foregoing Amendment No. 1 and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under the Guaranty.


Dated: As of November 24, 1997         ACORN PRODUCTS, INC., a Delaware
                                       corporation formerly known as Vision
                                       Hardware Group, Inc.

                                       By:     /s/ J. Mitchell Dolloff
                                           --------------------------------
                                       Name:   J. Mitchell Dolloff
                                             ------------------------------
                                       Title:  Vice President
                                              -----------------------------